SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 15, 2016

AMCHI GENDYNAMY SCIENCE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-55224

DELAWARE	471360654
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

650 Tamarack, Brea, California 92821
(Address of Principal Executive Offices, Including Zip Code)

(626) 715-9695
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Amchi Gendynamy Science Corporation’s (“Amchi”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Amchi’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Amchi’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Amchi undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2016, the Company’s Board of Directors approved and ratified the assignment (the “Assignment”) by Wisdom Qiao, the CEO, director and principal shareholder of the Company, of her entire right, title and interest in a patent application entitled “DYNAMIC RECOVERY AND THERAPY SYSTEM” (the “Invention”) in exchange for 200,000,000 shares of the Company’s common stock. The application was filed with the patent office on September 22, 2015. The Invention is a massage device with predetermined patterns, pressures and methods, designed to provide health benefits to improve physical fitness, reduce blood pressure, reduce glucose levels, enhance sleep and potentially reduce or eliminate tumor growth.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 of this Form 8-K relating to the acquisition of the Invention is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Assignment, the Registrant has issued 200,000,000 shares of its common stock to Wisdom Qiao, the Company’s CEO, director and principal shareholder. The shares are restricted and the certificates have been affixed with the appropriate legend restricting sales and transfers.

On January 15, 2016 the Company completed a private placement of 26,707,994 shares of its common stock to 37 investors (the “Investors”) for a total purchase price of $647,610. All of the sales were made in China and all of the Investors were residents of China. No commissions were paid. The Investors have acquired their shares for investment and not with a view toward distribution. All of the stock certificates to be issued to the Investors have been affixed with an appropriate legend restricting sales and transfers. Therefore, based on the foregoing, the Registrant has issued the shares in reliance upon the exemptions from registration provided by Section 4a(2) of the Securities Act of 1933 and/or Regulation S, thereunder.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
10.1 Assignment dated October 3, 2015 between the Registrant and Wisdom Qiao.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

AMCHI GENDYNAMY SCIENCE CORPORATION

Date: January 27, 2016
/s/ Wisdom Qiao, Chief Executive Officer